UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 15, 2019

CHINA RECYCLING ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-12536	90-0093373
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4/F, Tower C

Rong Cheng Yun Gu Building

Keji 3rd Road, Yanta District

Xi’an City, Shaanxi Province

China 710075
(Address of principal executive offices, including zip code)

(86-29) 8765-1097
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CREG	Nasdaq Stock Market

Item 4.01. Changes in Registrant’s Certifying Accountant.

On July 15, 2019, the Audit Committee (the “Audit Committee”) of the Board of Directors of China Recycling Energy Corporation, a Nevada corporation (the “Company”) approved the dismissal of MJF and Associates, APC (“MJF”) as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2019, effective immediately.

MJF’s audit reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2018 and 2017 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2018 and 2017, and in the subsequent interim period through July 14, 2019, there were (i) no disagreements between the Company and MJF on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of MJF, would have caused MJF to make reference to the subject matter of the disagreement in their reports on the financial statements for such years, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided MJF with a copy of the disclosures it is making in this Current Report on Form 8-K (the “Report”) prior to the time the Report was filed with the Securities and Exchange Commission (the “SEC”). The Company requested that MJF furnish a letter addressed to the SEC stating whether or not it agrees with the statements made herein. A copy of MJF’s letter dated July 18, 2019, is attached as Exhibit 16.1 hereto.

On July 15, 2019, the Audit Committee approved the engagement of Prager Metis CPAs, LLP ("Prager Metis"), as the Company’s independent registered public accounting firm, effective as of July 15, 2019.  The Audit Committee also approved Prager Metis to act as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

In deciding to approve the engagement of Prager Metis, the Audit Committee reviewed auditor independence and existing commercial relationships with Prager Metis, and concluded that Prager Metis has no commercial relationship with the Company that would impair its independence. During the fiscal years ended December 31, 2018 and 2017, respectively, and in the subsequent interim period through July 14, 2019, neither the Company nor anyone acting on its behalf has consulted with Prager Metis on any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.

 Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Exhibit Title or Description
16.1	Letter from MJF and Associates, APC to the SEC, dated July 18, 2019.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Recycling Energy Corporation

Date: July 18, 2019	/s/ Guohua Ku
Guohua Ku, Chairman & Chief Executive Officer

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